UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  January 3, 2006


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware                1-2691            13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas         76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on January 3, 2006 as Exhibit 99.1, which is included herein. This press release was issued to report December traffic for American Airlines, Inc.










                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     American  Airlines, Inc.



                                     /s/ Charles D. MarLett
                                     Charles D. MarLett
                                     Corporate Secretary



Dated:  January 4, 2006







                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release







                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Tuesday, Jan. 3, 2006



         AMERICAN AIRLINES REPORTS DECEMBER TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a December load factor of 78.9 percent - an increase of 4.3 points compared to the same period in 2004. Traffic grew by 4.6 percent year over year, on a 1.1 percent decline in capacity.
     Domestic traffic increased by 2.6 percent compared to December 2004, while capacity declined by 4.5 percent. International traffic increased by 8.8 percent relative to December 2004, on a capacity increase of 5.7 percent.
     American boarded 8.2 million passengers in December.

     Detailed traffic and capacity data are on the following pages:















            AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                          DECEMBER
                                    2005           2004    CHANGE
REVENUE PASSENGER MILES (000)
   SYSTEM                     11,490,612     10,981,758      4.6 %
      D.O.T. DOMESTIC          7,545,978      7,356,721      2.6
      INTERNATIONAL            3,944,634      3,625,037      8.8
      ATLANTIC                 1,491,789      1,392,245      7.1
      LATIN AMERICA            1,953,095      1,843,683      5.9
      PACIFIC                    499,750        389,109     28.4

AVAILABLE SEAT MILES (000)
   SYSTEM                     14,545,622     14,712,949     (1.1) %
      D.O.T. DOMESTIC          9,420,283      9,865,464     (4.5)
      INTERNATIONAL            5,125,339      4,847,485      5.7
      ATLANTIC                 1,879,819      1,715,368      9.6
      LATIN AMERICA            2,603,933      2,651,724     (1.8)
      PACIFIC                    641,587        480,393     33.6

LOAD FACTOR
   SYSTEM                           78.9 %         74.6 %    4.3 Pts
      D.O.T. DOMESTIC               80.1           74.5      5.6
      INTERNATIONAL                 76.9           74.7      2.2
      ATLANTIC                      79.3           81.1     (1.8)
      LATIN AMERICA                   75           69.5      5.5
      PACIFIC                       77.8           80.9     (3.1)

PASSENGERS BOARDED             8,171,967      7,801,147      4.8 %

SYSTEM CARGO TON MILES (000)     185,946        191,936     (3.1) %







             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                    YEAR-TO-DATE DECEMBER
                                    2005           2004    CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                     138,229,705    130,028,940      6.3 %
      D.O.T. DOMESTIC         91,871,798     88,436,206      3.9
      INTERNATIONAL           46,357,907     41,592,733     11.5
      ATLANTIC                19,524,981     18,177,652      7.4
      LATIN AMERICA           21,415,230     19,090,290     12.2
      PACIFIC                  5,417,696      4,324,792     25.3

AVAILABLE SEAT MILES (000)
  SYSTEM                     175,924,436    173,836,020      1.2 %
      D.O.T. DOMESTIC        115,069,074    117,747,070     (2.3)
      INTERNATIONAL           60,855,362     56,088,950      8.5
      ATLANTIC                23,850,669     22,350,735      6.7
      LATIN AMERICA           30,007,595     28,360,930      5.8
      PACIFIC                  6,997,098      5,377,285     30.1

LOAD FACTOR
  SYSTEM                            78.5 %         74.7 %    3.8 Pts
      D.O.T. DOMESTIC               79.8           75.1      4.7
      INTERNATIONAL                 76.1           74.1      2.0
      ATLANTIC                      81.8           81.3      0.5
      LATIN AMERICA                 71.3           67.3      4.0
      PACIFIC                       77.4           80.4     (3.0)

PASSENGERS BOARDED            98,034,785     91,570,003      7.1 %

SYSTEM CARGO TON MILES (000)   2,209,288      2,203,125      0.3 %


                             ###

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